AXA Equitable Life Insurance Company

Supplement dated January 4, 2019 to the Current Prospectus for EQUI-VEST(R) (Series 201)

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This Supplement adds information related to an exchange offer and modifies certain related information in the above-referenced current prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus or call (866) 638-0550.

                                EXCHANGE OFFER

This Supplement describes an Exchange Offer we are making to you in connection with your variable annuity contract. This Supplement contains important information that you should know before accepting this Exchange Offer.

                      NO ACTION IS REQUIRED ON YOUR PART

You are not required to accept this Exchange Offer or take any action under your Existing Contract. If you do not accept this Exchange Offer, your Existing Contract will continue unchanged.

You should carefully read this Supplement in conjunction with your Prospectus before making your decision regarding this Exchange Offer. If you have any questions about this Exchange Offer, contact your financial professional or call us directly at (866) 638-0550.

Why am I receiving this offer?

Your Employer or Plan has decided to make available to you the AXA Retirement 360 Defined Contribution Program (the "Program"), which is a retirement program designed to provide participants ("Participants") a single coordinated program selection of investment options, including certain mutual fund options and a fixed annuity contract option (each a "Program Investment Option" and collectively the "Program Investment Options"). In the future, we expect to expand the investment options available under the Program. Please note that certain Program Investment Options may be offered, advised or subadvised by AXA Equitable or one or more of our affiliates.

Because the Program is available to you, we will permit owners of the contracts and/or certificates (each an "Existing Contract" and collectively the "Existing Contracts") to exchange some or all of their Existing Contract for one or more affiliated mutual funds that are also Program Investment Options (each an "AXA Mutual Fund" and collectively the "AXA Mutual Funds") without imposing withdrawal charges (the "Exchange Offer"). This Exchange Offer also includes any subsequent exchanges under the Program of shares of an AXA Mutual Fund for an Existing Contract or a New Contract (described below) and any future exchanges under the Program between Existing Contracts and New Contracts and AXA Mutual Funds.

You should carefully read this Supplement and your Prospectus and the prospectuses for the AXA Mutual Funds before making your decision regarding this Exchange Offer. This Exchange Offer allows you to exchange some or all of the account value in your Existing Contract for one or more of the AXA Mutual Funds without paying withdrawal charges. You should only exchange some or all of the account value in your Existing Contract if you have determined you no longer need or want some or all of the Guaranteed Benefits (described below) provided by your Existing Contract. The AXA Mutual Funds do not offer any of these Guaranteed Benefits. If you accept this Exchange Offer your Guaranteed Benefits will terminate or be reduced and they cannot be reinstated.

What is this offer? How does this offer work?

You can exchange some or all of your Existing Contract without incurring withdrawal charges for one or more of the AXA Mutual Funds. The minimum amount that may be exchanged pursuant to this Exchange Offer is $20. If you are considering investing in one or more of the AXA Mutual Funds you should contact your financial professional, who will be able to explain the details of the AXA Mutual Funds and provide you with the proper forms and applications necessary to complete the transaction. AXA Mutual Funds can only be purchased through a broker-dealer and this Exchange Offer is not available through all broker-dealer firms.

Under this Exchange Offer, the full or partial exchange of your Existing Contract will not trigger any applicable withdrawal charge under your Existing Contract. In addition, since the AXA Mutual Funds do not have withdrawal charges, any account value from your Existing Contract transferred into the AXA Mutual Funds would not be subject to any withdrawal charge under the AXA Mutual Funds (but would be subject to all other charges and fees under each applicable AXA Mutual Fund).

Your Existing Contract has certain benefits that are not offered under any AXA Mutual Fund (the "Guaranteed Benefits"):

..   a standard death benefit;

..   the ability to annuitize at guaranteed annuitization rates and receive guaranteed income for life;

..   a guaranteed interest option (investment option that pays interest at guaranteed rates);

..   a structured investment option (investment option that may credit interest based, in part, on the performance of an external index);

..   the optional Personal Income Benefit; and

..   the Investment Simplifier (fixed dollar option and interest sweep) and the
    ProNvest Managed Account Service.

You should carefully consider whether an exchange is appropriate for you by comparing the Guaranteed Benefits provided by your Existing Contract to the benefits and features provided by the AXA Mutual Fund(s). The AXA Mutual Funds do not provide any guaranteed benefits and if you accept this Exchange Offer your Guaranteed Benefits will be terminated or reduced, perhaps significantly.

You should also compare the fees and charges of your Existing Contract to the fees and charges of the AXA Mutual Funds (mutual fund annual operating expenses include management fees, distribution and/or service (12b-1) fees and other expenses). You will also pay a record keeping fee on assets invested in AXA Mutual Funds. There are no front-end or back-end sales charges for the AXA Mutual Funds. For a copy of the prospectus for an AXA Mutual Fund, please contact your financial professional or call (866) 638-0550. Please also see "How can I evaluate this offer?" and "Appendix I".

When your Employer or Plan made the Program available to you it also decided how ongoing contributions may be allocated. That decision determined the terms under which you can exchange some or all of the account value in your Existing Contract into one or more of the AXA Mutual Funds. Accordingly, (1) if your Employer or Plan does not permit ongoing contributions to the Existing Contracts, then you can elect to exchange some or all of the account value in your Existing Contract into one or more of the AXA Mutual Funds or (2) if your Employer or Plan does permit ongoing contributions to Existing Contracts, then you can only exchange 100% of the account value in your Existing Contract into one or more of the AXA Mutual Funds. If your Employer or Plan changes how ongoing contributions may be allocated, your options may change. Employer or Plan restrictions may prevent you from accepting this Exchange Offer. Amounts invested in one or more of the AXA Mutual Funds may be subject to more stringent withdrawal requirements. For more information, please see "Tax Information" in the Prospectus and "What are the tax implications of accepting the offer?" below.

We reserve the right to terminate or materially amend this Exchange Offer with respect to any or all Existing Contracts, as well as, any or all AXA Mutual Funds with notice at least 60 days prior to the date of termination or the effective date of the amendment, subject to the following limited exceptions. First, no such notice would be required if, under extraordinary circumstances, there is a suspension in the redemption of the Existing Contract under
Section 22(e) of the 1940 Act or the rules thereunder. Second, no such notice would be required if the AXA Mutual Fund temporarily delays or ceases the sale of the security because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

Can I subsequently exchange back into my Existing Contract or a New Contract?

If permitted by your Employer or Plan, you can generally exchange some or all of the value in your AXA Mutual Fund(s) back into your Existing Contract or, if your Existing Contract no longer exists (because you fully exchanged it for one or more of the AXA Mutual Funds or subsequently surrendered it), into a new contract. The new contract would be a newly issued version of your Existing Contract (the "New Contract"). For a copy of the prospectus for the New Contract, please contact your financial professional or call (866) 638-0550. Please Note: A New Contract is only applicable if your Existing Contract no longer exists, and you will be required to complete the necessary application, order form or other documentation before the New Contract can be issued and the exchange from the AXA Mutual Funds completed. Amounts invested in one or more of the AXA Mutual Funds may be subject to more stringent withdrawal requirements which will be permanent even if you transfer back into your Existing Contract or a New Contract. For more information, please see "Tax Information" in the Prospectus and "What are the tax implications of accepting the offer?" below.

If your Existing Contract and the New Contract are not Plan investment options, then you cannot transfer from AXA Mutual Funds back into your Existing Contract or a New Contract. We reserve the right to disallow all exchanges from the AXA Mutual Funds into Existing Contracts or New Contracts, as well as, the right to reject individual Participant's requests to exchange some or all of their value in the AXA Mutual Funds back into their Existing Contract or a New Contract without rejecting other Participant's requests or all Participant's requests. Please Note: Even if you exchange back into your Existing Contract or a New Contract, you may not receive the same level of Guaranteed Benefits as you originally had under your Existing Contract. Please see "How can I evaluate this offer?" and "Appendix I".

If you exchange back into your Existing Contract or a New Contract, a new withdrawal charge period will attach to that exchanged amount. However, no withdrawal charge will be applied to subsequent exchanges back to AXA Mutual Funds pursuant to this Exchange Offer. You should only exchange shares of AXA Mutual Funds for an Existing Contract or New Contract if you have determined that you want some or all of Guaranteed Benefits provided by the Existing Contract or New Contract and you understand all of the fees and expenses that you would be paying under that contract.

How can I evaluate this offer?

You must decide between: (1) keeping your Existing Contract; or (2) fully or partially exchanging your Existing Contract without any applicable withdrawal charges for one or more of the AXA Mutual Funds.

If you do not accept our offer, your Existing Contract and all the Guaranteed Benefits would continue unchanged, and any applicable charges would continue to be deducted from your account value.

If you elect to fully exchange your Existing Contract for one or more of the AXA Mutual Funds:

..   Your Existing Contract and its Guaranteed Benefits would terminate.

..   Your account value would transfer without incurring any applicable withdrawal charges, although we will deduct a pro rata portion of the Annual Administrative Charge if your Existing Contract's account value is less than $25,000 and if you have activated the Personal Income Benefit we will also deduct a pro rata portion of that charge calculated from the date of the most recent participant date anniversary to the date of the exchange.

..   If account value is exchanged from the structured investment option prior to maturity the segment interim value calculation could result in a significant decrease in the amount to be exchanged.

..   In the future, you would not have the option to receive the lifetime income at guaranteed annuity rates.

..   Your beneficiaries would not receive the standard death benefit which could be greater than your account value provided by your Existing Contract.

..   You would not have the option to receive guaranteed lifetime income under the Personal Income Benefit.

If you partially exchange your Existing Contract for one or more of the AXA Mutual Funds:

..   Your account value will be reduced by the amount of the exchange.

..   The Guaranteed Annual Withdrawal Amount and Ratchet Base under the Personal
    Income Benefit (if activated) and the death benefit amount will be reduced on a pro rata basis. Here the pro rata reduction is calculated by taking the percentage the account value is reduced and reducing the Guaranteed Annual Withdrawal Amount, Ratchet Base and death benefit amount by that same percentage. For example, assume an Existing Contract has a Personal Income Benefit account value of $60,000 (and a Non-Personal Income Benefit account value of $0) with a Guaranteed Annual Withdrawal Amount of $3,000, a Ratchet Base of $100,000 and a death benefit of $100,000. If seventy-five percent of the Existing Contract ($45,000) is exchanged for an AXA Mutual Fund, the Existing Contract's Guaranteed Annual Withdrawal Amount, Ratchet Base and death benefit will also be reduced by seventy-five percent to $750 and $25,000 and $25,000, respectively. As illustrated, the amount available for future withdrawals under the Personal Income Benefit would be significantly reduced, as would the death benefit and Ratchet Base by significantly more than the dollar amount of the exchange.

..   Accepting the Exchange Offer before age 65 or exchanging more than your
    Guaranteed Annual Withdrawal Amount may result in an Early or Excess Withdrawal under the Personal Income Benefit either of which could reduce or terminate the benefit.

..   The amount available for lifetime payments under the Personal Income
    Benefit will be reduced, possibly significantly.

..   If account value is exchanged from the structured investment option prior to maturity the segment interim value calculation could result in a significant decrease in the amount to be exchanged.

..   The account value that can be used for annuity payments under the Existing
    Contract's annuity payment options will also be reduced.

You should compare your Existing Contract's Guaranteed Benefits with the AXA Mutual Fund's benefits and features. See "Appendix I". Under an AXA Mutual Fund the death benefit is equal to the AXA Mutual Fund account value, which could be more or less than your contributions, including the amount exchanged from your Existing Contract. In addition, you will not be able to annuitize your AXA Mutual Fund(s) and receive guaranteed lifetime income.

When you purchased your Existing Contract, you decided that some or all of the Guaranteed Benefits were important to you based on your personal circumstances at that time. When considering this Exchange Offer, you should consider whether you no longer need or want some or all of the Guaranteed Benefits provided by your Existing Contract, given your personal circumstances today and your future needs because, if you accept our Exchange Offer, you will be giving up or significantly reducing your Guaranteed Benefits. You should consider your specific circumstances, including your specific account values, death benefit value, Guaranteed Annual Withdrawal Amount and Ratchet Base under the Personal Income Benefit, and the following factors:

..   How long you intend to keep your Existing Contract.

..   Whether it is important for you to leave your Existing Contract's death benefit to your beneficiaries.

..   Whether your death benefit amount is greater than your account value.

..   Whether, given your current state of health, you believe you are likely to provide a death benefit to your beneficiaries.

..   Whether it is important for you to be able to receive guaranteed lifetime income.

..   Whether you have or will activate the Personal Income Benefit.

..   Whether your Ratchet Base and Guaranteed Annual Withdrawal Amount are
    higher than your current account value would support.

..   Whether, given your current state of health, you believe you are likely to live to enjoy the income provided by the Personal Income Benefit, if activated.

..   Whether the amount you plan to exchange will cause a Personal Income
    Benefit Early or Excess withdrawal.

..   If you are currently taking Guaranteed Annual Withdrawal Amount withdrawals, whether it is acceptable to have those withdrawals terminate or be reduced.

..   Whether the availability of a guaranteed interest option or structured investment option is important to you.

..   Whether amounts would be exchange out of the structured investment option prior to Segment maturity.

You should assess your own situation to decide whether to accept the Exchange Offer. Once terminated, your Guaranteed Benefits based on the values in your Existing Contract cannot be reinstated. In considering the factors above, and any other factors you believe relevant, you may wish to consult with your named beneficiaries, and your financial professional and other advisors. We cannot provide investment advice to you, including how to weigh any relevant factors for your particular situation. We cannot provide any advice regarding future account value, including whether investment options under your Existing Contract will experience market gains or losses. In addition to all the things you and your financial professional and advisors consider, please also consider the following questions:

1. Do you still need 100% of the guaranteed lifetime income provided by the Personal Income Benefit? If you do, then the offer is most likely not appropriate for you. If, on the other hand, your circumstances have changed and 100% of the guaranteed lifetime income provided by the Personal Income Benefit is not important, then you may want to consider the offer and decide if one or more of the AXA Mutual Funds is appropriate for you.

2. Do you still need 100% of the guaranteed death benefit? If you do, then the offer is most likely not appropriate for you. If, on the other hand, your circumstances have changed and 100% of the guaranteed death benefit is not important, then you may want to consider the offer and decide if one or more of the AXA Mutual Funds is appropriate for you.

3. Do you still need to invest in a guaranteed interest option at a guaranteed rate at least equal to your Existing Contract's guaranteed minimum annual rate? If you do, then the offer is most likely not appropriate for you. If, on the other hand, your circumstances have changed and a guaranteed interest option at a guaranteed rate at least equal to your Existing Contract's guaranteed minimum annual rate is not important, then you may want to consider the offer and decide if one or more of the AXA Mutual Funds is appropriate for you.

Also, while we are currently allowing exchanges from the AXA Mutual Funds back into Existing Contracts (or New Contracts when applicable), we and/or your Employer may not always. In addition, even if you can exchange back into your Existing Contract or a New Contract, you likely will not receive the same level of Guaranteed Benefits and a new withdrawal charge period will start.

..   When you fully exchange your Existing Contract for one or more of the AXA
    Mutual Funds, you lose the value of your existing Guaranteed Benefits which may be greater than the amount exchanged. If you later exchange out of your AXA Mutual Funds into a New Contract, you establish guaranteed benefits in the New Contract equal to the amount exchanged from the AXA Mutual Funds which may be less. For example, assume your standard death benefit amount ($100,000) was greater than your account value ($90,000) when you fully exchanged your Existing Contract into three AXA Mutual Funds. A year later you decide to exchange the value in your AXA Mutual Funds ($96,000) into a New Contract. Your new death benefit amount in the New Contract ($96,000) is equal the amount you exchange into the New Contract not the original death benefit amount which was higher.

..   When you partially exchange your Existing Contract for one or more of the
    AXA Mutual Funds, the value of your remaining Guaranteed Benefits are reduced on a pro rata basis (as discussed above). If you later exchange the same amount from your AXA Mutual Funds back into your Existing Contract, the value of your Guaranteed Benefits may be lower. For example, assume your standard death benefit amount ($100,000) was greater than your account value ($90,000) when you exchanged $45,000 into three AXA Mutual Funds. Your Existing Contract's death benefit amount immediately after the partial exchange would be $50,000 (the account value was reduced by 50% and therefore the death benefit was reduced by 50%). A year later your Existing Contract's account value is $49,000 and its death benefit is still equal to $50,000. If you then exchange the value in your AXA Mutual Funds ($48,000) back into your Existing Contract, your Existing Contract's death benefit amount immediately after the exchange will be $98,000 ($50,000 + $48,000), which is lower than the original death benefit amount even though the account value of your Existing Contract and the value of the AXA Mutual Funds both increased before the exchange back into your Existing Contract.

Please remember, the AXA Mutual Funds do not provide any guaranteed benefits. If you exchange 100% of your account value under your Existing Contract for one or more of the AXA Mutual Funds, your Existing Contract will terminate, and you will lose your Guaranteed Benefits. If you exchange only a portion of your account value, the amount exchanged will reduce the account value of your Existing Contract on a dollar-for-dollar basis and will generally reduce the value of your death benefit, as well as, your Guaranteed Annual Withdrawal Amount and Ratchet Base under the Personal Income Benefit on a pro rata basis which could be greater than the dollar amount exchanged and could significantly reduce or terminate the Personal Income Benefit. You will also be subject to all the fees and charges under each applicable AXA Mutual Fund.

How do I accept this offer?

To accept this Exchange Offer, you must (1) be enrolled in the Program (please contact your financial professional for more information on how to enroll in the Program) and (2) complete the exchange form included with this Supplement. Please complete, sign and date the exchange form and return it to us at the following address:

   AXA Equitable EQUI-VEST(R) Processing Office
   P.O. Box 4956
   Syracuse, NY 13221-4956

We will not process your acceptance of the offer until all applicable requirements are satisfied. Transactions requested but not completed due to your failure to provide sufficient information, or for any other reason beyond our control, will not be eligible for the offer.

Good order. If the Exchange Offer is received before the market closes on a business day, then the exchange out of the Existing Contract and the purchase of shares of the AXA Mutual Fund will occur at the next calculated price. The Exchange Offer is not available on (1) any day that you are not enrolled in the Program and (2) on a non-business day (including a non-Segment Business Day if account value is being exchanged out of a Segment). We will not consider your acceptance of the offer to be in good order if we receive it on such a day or if it is missing any necessary information. If we receive your acceptance on a non-business day and it is otherwise complete, the exchange out of your Existing Contract and the purchase of shares of the AXA Mutual Fund will be processed on the next business day.

What are the tax implications of accepting the offer?

We view exchanges from the Existing Contracts in whole or in part to one or more of the AXA Mutual Funds as a "contract exchange within the same 403(b) plan," as described in "Direct transfer contributions" in your Prospectus and therefore, accepting this Exchange Offer will generally not be viewed as a taxable distribution to you. However, amounts exchanged into one or more of the AXA Mutual Funds, including earnings, may be subject to more stringent withdrawal restrictions (e.g., employer and after tax contributions cannot be withdrawn before the participant has a severance from employment, becomes disabled or attains age 59 1/2). If you later decide to exchange some or all of those amounts in your AXA Mutual Funds back into your Existing Contract or a New Contract, such withdrawal restrictions will remain with respect to those amounts. For more information, please see "Tax Information" in your Prospectus. You should discuss with your tax advisor whether it makes sense for you to accept the offer.

More information about this offer.

Although we do not directly compensate your financial professional based on your acceptance of this Exchange Offer, your financial professional may receive payments of varying amounts that may provide an incentive in recommending whether or not you should accept this Exchange Offer. For example, if you exchange some or all of your Existing Contract for an AXA Mutual Fund, your financial professional may receive compensation upon completion of that exchange. You should contact your financial professional for information about the compensation he or she receives. For additional information about compensation paid to your financial professional, see "Distribution of the contracts" in "More information" in your Prospectus.

Please note that your Existing Contract and any New Contract, if applicable, may each be a Program Investment Option. For ease of discussion regarding this Exchange Offer, this Supplement separates your Existing Contract and any New Contract from the Program Investment Options.

All exchanges are subject to our policies and procedures concerning frequent or disruptive transfer activity.

The Exchange Offer may vary for certain contracts, certificates, and in certain states and may not be available for all contracts or certificates, in all states, at all times or through all financial intermediaries. All material variations are described in this supplement. We may suspend, modify, or terminate this Exchange Offer at any time with notice, as described in this supplement. In the future, we may make new, additional or modified offers in connection with these Existing Contracts or certain benefits thereunder with different terms that may be more or less favorable than the terms described herein.

                                  APPENDIX I

The following chart provides a brief summary comparison of some of the important features of your Existing Contract and the AXA Mutual Funds and between the AXA Mutual Funds and a New Contract. You should not rely solely on this chart in examining the differences between your Existing Contract and the AXA Mutual Funds and between the AXA Mutual Funds and a New Contract. There may be other differences important for you to consider prior to purchasing an AXA Mutual Fund or a New Contract. You should read your Prospectus and other information related to your Existing Contract and the prospectus for an AXA Mutual Fund and a New Contract prior to requesting any exchange. If you would like a prospectus for an AXA Mutual Fund or a New Contract, contact your financial professional or call (866) 638-0550. Please note, this chart does not create or modify any existing rights or Guaranteed Benefits, all of which are only established by your Existing Contract.

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                                                   Series 201              AXA MUTUAL FUNDS
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Annual Administrative Charge/1/                  $65 (maximum)                   $0
                                                $30 (current)/2/
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Separate Account Expenses                            1.20%                        0
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Variable Investment Option Fees                   0.59%-2.07%                     0
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Record Keeping Fee                                     0                     0.15%-1.20%
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Mutual Fund Annual Operating Expenses                  0                     0%-2.26%/3/
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Maximum Withdrawal Charge                              5%                        0%
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Living Benefit (charge)                Personal Income Benefit guarantees        No
                                       that you can take withdrawals from
                                       your Personal Income Benefit
                                       account value up to your
                                       Guaranteed Annual Withdrawal
                                       Amount each year even if your
                                       Personal Income Benefit account
                                       value falls to zero by other than
                                       an early or excess withdrawal
                                       beginning at age 65 or later and
                                       subject to a distributable event
                                       (1.00%)
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Variable Investment Options                   92 (various classes)                0
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Death Benefit                          The greater of: (i) your account     Account Value
                                       value, less any outstanding loan
                                       balance plus accrued interest as
                                       of the date we receive
                                       satisfactory proof of death, any
                                       required instructions, information
                                       and forms necessary to effect
                                       payment; and (ii) your total
                                       contributions, adjusted for
                                       withdrawals and any withdrawal
                                       charges and any taxes that may
                                       apply, less any outstanding loan
                                       balance plus accrued interest.
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Guaranteed minimum annual rate in the               1%-1.5%                      No
Guaranteed Interest Option/4/
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Structured Investment Option/5/                       Yes                        No
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Lifetime Payout Option                                Yes                        No
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Additional Features                    Investment simplifier; ProNvest           No
                                       Managed Account Service
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1  Or 2% of account value if less.
2 May be waived if account value exceeds certain amounts. See your Existing Contract for details.
3 Your Plan will designate the Mutual Funds which are available to you as Mutual Fund Program Investment Options. The high and low Mutual Fund Annual Operating Expenses will vary based on the Mutual Fund Program Investment Options available to you.
4 The guaranteed interest option is part of our general account and pays interest at guaranteed rates that are reset periodically.
5  The Structured Investment Option is an index-linked investment option.

  EQUI-VEST(R) is issued by and is a registered service mark of AXA Equitable
                    Life Insurance Company (AXA Equitable).

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC. 1290
                  Avenue of the Americas, New York, NY 10104.
   Copyright 2019 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                (212) 554-1234

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